UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

CBOE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-140574	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c)

ITEM 8.01.        OTHER EVENTS

On May 21, 2010, Chicago Board Options Exchange, Incorporated (“CBOE”) held a special meeting of its voting members to vote on the adoption of the Agreement and Plan of Merger (the “Merger Agreement”) that will provide for the restructuring of the CBOE in which the CBOE will convert from a non-stock corporation owned by its members to a stock corporation that will be a wholly-owned subsidiary of CBOE Holdings, Inc. (the “Company”).  The Merger Agreement was approved by the voting members of CBOE by the affirmative vote of 89.6% of the memberships outstanding and entitled to vote at the special meeting.  In connection with this meeting, the Company issued a press release on May 21, 2010 announcing the voting results. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions

None.

(d) Exhibits

99.1	Press Release, dated May 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE HOLDINGS, INC. (Registrant)

By:	/s/ Alan J. Dean
Alan J. Dean
Executive Vice President and Chief Financial Officer

Dated: May 24, 2010

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CBOE Holdings, Inc.

Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated May 21, 2010

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